                                                                    Exhibit(10)






INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Lincoln Benefit Life Variable Annuity Account on Form N-4 of our report dated March 20, 1998 on the consolidated financial statements of Lincoln Benefit Life Company and subsidiary, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
April 17, 1998

                                                                    Exhibit(10)






INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Lincoln Benefit Life Variable Annuity Account on Form N-4 of our report dated March 20, 1998 on the financial statements of Lincoln Benefit Life Variable Annuity Account, appearing in the Statement of Additional Information, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Lincoln, Nebraska
April 17, 1998